August 2, 2004


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies for the second quarter of 2004:

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                                                                       Since
Aetos Capital Model Portfolios1 Apr-04 May-04 Jun-04 2Q04 2004 YTD   Inception2
------------------------------- ------ ------ ------ ---- --------   -----------

Aetos Capital                  -0.56%  -0.19%  0.23% -0.52% 1.23%       6.57%
Conservative Investment Portfolio
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Aetos Capital
Balanced Investment Portfolio  -0.69% -0.18%   0.27% -0.59%  1.41%       6.90%
----------------------------- ----------- ----------- ----------- -----------
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Aetos Capital
Growth Investment Portfolio    -0.92% -0.15%   0.37% -0.70%  1.68%       7.12%
------------------------------ ----------- ----------- ----------- -----------
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Conservative Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Distressed Investments 0%, Long/Short 20%, Market Neutral 20%, and Multi-Strategy Arbitrage 60%

Balanced Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Distressed Investments 5%, Market Neutral 15%, Long/Short 35%, and Multi-Strategy Arbitrage 45%

Growth Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Market Neutral 10%, Distresed Investments 15%, Multi-Strategy Arbitrage 20%, and Long/Short 55%

______________________________
1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown for the model portfolios are net of Aetos Capital's standard investment advisory and performance fees for a $5 million separate account and are net of all fund level fees and expenses. Standard fees for a $5 million separate account include an investment advisory fe of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.

2 Since inception returns reflect an annualized return since the inception of the Aetos Capital Model Portfolios and Aetos Capital SEC-Registered Funds in September 2002.

Overview

After performance well in the first quarter of 2004, consistent with the results of 2003, the Aetos Capital Model Portfolios and Absolute Return Funds had a decidedly more tumultuous second quarter. Each of our portfolios posted negative returns during the period, led by conservative portfolio which lost -0.52%, followed by our balanced and growth portfolios, which fell by -0.59% and -0.70%, respectively.

In our previous letter, we presented our expectation that the investment landscape would grow increasingly difficult as 2004 progressed. Those ex-pectations have been met to date and our optimism remains tempered for near-term performance. We continue to work proactively to position your portfolio to protect against possible market declines while maintaining upside potential.

Market Commentary

The second quarter of 2004 has been facsinating, if frustrating, to investors of all ilk. The second quarter was largely an unwinding of the first, as the most risky asset classes surged, then fell (with losses concentrated mostly in April as global markets seized up amid the U.S. Treasury sell-off). Year-to-date, most asset classes remain virtually unchanged despite fits of volatility.
Looked at in isolation, the dramatic response of the bond market to impending Fed tightening in April was cause for much concern; however, as economic data eased throughout June, it would appear at first glance that investors suffered much ado about nothing. As the New York Times said, "may you live in boring times." Though we hesitate to profess that such is the case, it is undeniable that quite some time has passed since the markets have last experienced this prolonged a period of such exceptionally low volatility and so little overall change.

From a macroeconomic point of view, we believe we understand what is presently taking place. The U.S. economy is healthy (low growth in June appears - thus far, anyway - to be little more than a hiccup) and global growth is generally positive. Inflation fears have abated somewhat, primarily because commodity prices have come down in response to the PBC's efforts to reign in China's extraordinary rate of fixed investment growth. Japan may have successfully ridden China's coattails into its own self-sustaining recovery following years of deflation and economic stagnancy. Within financial markets, credit is healthy and spreads remain tight. Global interest rates are still very low, though yield curves are steep and a substantial tightening cycle is discounted in future prices. Equity valuations remain perched at historically high levels, as embedded optimism about future earnings has not been tempered by recent signs of decelerating corporate profit growth.

Despite all this positive news, numeroud risk factors continue to face the markets: global terrorism and the situation in the Middle East, interest rate tightening and the possibility of a debt/housing bubble in the consumer sector, the tighly contested U.S. election, fiscal and trade imbalances, China and its efforts to effect a soft landing . . . the list goes on. While it is said that the market climbs a wall of worry, these omnipresent risk factors have proven diverse enough to curtail further expansion of asset prices, at least, apparently, until some begin to turn decisively in one direction. And so it stands that the world waits with bated breath, uncertain about the consequences of withdrawing the monetary and fiscal stimulus upon which this recovery was constructed. With a substantial overhang of leverage present in each sector of the economy (consumer, business and government), these consequences are important indeed. We, along with everyone else, await signs pointing to an eventual resolution of this situation.

To date in 2004, most hedge fund categories - with the exception of those which are credit-oriented - have delivered positive, though below average, returns. Not surprisingly, this performance is similar to that of the major asset classes. Looking out, managers are generally anticipating a sub-par environment for near-term returns. Although hedge funds should be generally immune to the market's ups and downs, they also rely on the existence of mispriced assets to generate alpha. In surveying the current investment landscape, perhaps the most common theme we run across is the concept that nearly everything is fairly, if not fully, valued. Barring some significant dispersion of asset values and, more importantly to near-term returns, some consequent form of mean reversion, the ability of a manager to produce alpha is significantly reduced. In current environment, where all assets are essentially treading water in lockstep, fewer opportunities for meaningful value-added performance are available.

This situation was born predominantly out of the generous liquidity that U.S. authorities poured into the system following the implosion of the tech bubble. All this extra cash and easy credit has driven securities to generally high valuations. This is consistent with a world-view shared by many of our managers which suggests that the best opportunities they presently see are on the short side. Low volatility is also having an impact, as price dispersion across assets (and even across asset classes) is reduced and the liquidity premium that drives the returns of many arbitrage managers is devalued. Until some meaningful inter- and intra-market valuation and return dispersion re-emerges, we believe that returns to absolute return investing will be tempered. Nonetheless, we believe that hedged assets provide a meaningful layer of protection against dislocation, especially given the substantial systematic risk currently built into asset markets (resulting mostly from leverage and, to a lesser though related extent, from conterparty risk). At this point, we do not envision anything on the order of 1998 or 2000, as a significant amount of capi-tal remains on the sidelines providing a measure of financial stability. Still, the great opportunities for investing often come from great dispersions left in the wake of substantial destabilizations. This, of course, will not be extant in the markets so long as capital rushes to correct every small and temporary imbalance.

Aetos Capital Multi-Strategy Arbitrage Fund

The Aetos Capital Multi-Strategy Arbitrage Fund returned 0.53% for the second quarter of 20043.

Multi-Strategy managers benefited primarily from exposure to distressed credits, which performed admirably in the second quarter. The continuing string of positive returns for the distressed sector has taken us somewhat by surprise, and while this surprise has been pleasant, we maintain our conviction that the distressed cycle is at its peak. For the time being, however, credit spreads remain tight and managers will benefit from clipping the high interest coupons on distressed debt until spreads reverse course and widen. Our multi-strategy managers continue to share our conviction about the distressed cycle and are responding by tactically reducing their exposure to distressed investments and moving up in the capital structure in order to reduce the duration and credit risk in their portfolios.

Merger arbitrage has benefited slightly from a resurgence in corporate activity; however, only a small number of situations have emerged in which significant amounts of capital can be invested at attractive risk/return profiles. Once a core strategy in many multi-strategy portfolios, merger arbitrage now appears to be overcrowded and somewhat commoditized.

Our fixed income managers continue to find opportunities to exploit anomalies among related securities created by habitat preferences among traditional investors, inefficient hedging by other market participants, complex and misunderstood securities, rating agency movements and index construction. We view the opportunitity set in convertible arbitrage to be somewhat limited at this time due to relatively tight credit spreads, low absolute levels of equity volatility and richly priced new issuance; consequently, we have little conver-tible exposure in the Fund.

Due to limited opportunities elsewhere in traditional event-oriented arbitrage investments, an increasing amount of our multi-strategy managers' efforts and capital are currently focused on long/short equity strategies. As this most recent cyclical shift among strategies continues, we have also observed among several of our managers a gradual reorganization of investment teams from a focus on particular sub-strategies or types of securities towards industry and sector-specific groups that analyze opportunities across a given capital structure. In our view, this is a natural evolutionary step, as few "pure" arbitrage situations are attractive in the current environment. Instead, highly complex situations with intricate issues that often initially conceal an arbitrage or event-driven opportunity are the best places to generate attractive returns. Exploiting these situations require deep industry knowledge and valuation skills in addition to traditional skills of the arbitrageur in process expertise, scenario forecasting and position structuring. While our expecta-tions for future returns in this area are lower than those realized over the recent distressed investment cycle, we nonetheless have confidence in our managers' abilities to reposition their portfolios and adapt to a changing opportunity set.

______________________
3Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.

Aetos Capital Distressed Investment Strategies Fund

The Aetos Capital Distressed Investment Strategies Fund returned 1.63% for the second quarter of 2004.4

In our last letter we said that the most recent bullish cycle for distressed credits is likely coming to a conclusion; however, we acknowledged that these cycles can become distended. In our view, this is precisely what has transpired through the first half of this year. Credit spreads are essentially unchanged since the beginning of the year and managers have consequently fared relatively well by simply clipping high interst-bearing coupons. We still believe that spreads can only move meaningfully from here by widening and expect any further tightening to be a temporary phenomenon. At issue, of course, is the timing of such a move; rather than tempt fate in exchange for near term returns, we elected to take a longer view and reduce distressed exposure in our model portfolios. Although this has detrimentally impacted near-term performance somewhat this year, we fully anticipate benefiting from this added layer of protection once the cycle inverts.

We note that the continued rush of refinancing activity has been both a blessing and a curse to distressed investors, as they have been able to exit a number of situations at their price targets, but despite recent market volatility there remain few fundamentally attractive distressed situations in which to reinvest capital. Our expectation is that higher interest rates will eventually limit the ability of highly leveraged companies to refinance, but that the cheap credit issued during the recent bull market will allow even the "walking wounded" to survive as the economy recovers. These factors indicate a limited opportunity set for distressed investment strategies going forward.

Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund returned -1.47% for the second quarter of 2004.4

As a result of broad macroeconomic and geopolitical shocks, stock market trading activity separated meaningfully from fundamental performance during the second quarter. This created a very difficult environment for long/short managers who focus on deep fundamental analysis. First quarter earnings reports were generally very bullish, however stocks reacted poorly during April because of interest rate concerns that were reverberating through the bond market. Many managers had correctly forecasted positive first quarter earnings surprises and came into April heavily net long only to end up getting punished by the falling market even as their company-specific expectations were fulfilled. Viewing this as a bearish indication, some of these managers reduced their exposures signifi-cantly coming out of April only to miss the rebound that occurred in May and June.

______________________
4Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.

At present, we hear some managers claim to have a renewed focus on making longer-term investments rather than conducting short-term, news-oriented trading. In some respects, this revised stance is surprising given that markets have been range-bound since the beginning of the year. On the other hand, as it would appear that managers have generally overestimated their ability to accurately forecast short-term market turns, we view this development positively since the markets could very well continue to trade unpredictably though the November elections.

Looking beyond November (in order to assume increased macroeconomic and geo-political normalcy), we anticipate that the rebounding economy and upswing in interest rates will begin to force stock-specific performance to become more widely distributed as earnings reports will differentiate winners and losers in the recovery. As our managers are currently focusing their attention on determining the best longs and shorts to hold going into this market phase, we hold out high hopes for performance of the Long/Short Fund as the year winds down.

Aetos Capital Market Neutral Strategies Fund

The Aetos Capital Market Neutral Strategies Fund returned -2.85% for the se-cond quarter of 2004.5

Market Neutral managers have endured a rough start to 2004. Although nearly every asset class is relatively flat on the year, this simple observation ig-nores the broader reversal theme that has been constant throughout the year. When one considers that we have gone from deflationary fears to inflationary fears to recessionary fears (well, maybe not yet - call it fear of a slowdown in the span of seven months, it becomes clear that this market, and indeed the economy a whole, is really lacking in identifiable trends. Earnings momentum is here one moment and gone the next (see semiconductor and software stocks).
Bonds trade wildly about with the release of each new economic data point, while only the Fed seems poised to remain "patient" and "measured." The price of oil leaps above and below $40/bbl, gold does the same around $400/oz. Suffice to say, it's been very easy in this market to zig while prices zag.

Eventually markets will find their equilibrium and, we believe, when they do, market neutral strategies will perform better.

__________________________
5Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.

Outlook

In California they call this "earthquake weather," a period of hot weather that is pleasant, yet uncomfortable, and is rumored to preclude great disruptions. In other parts of the world, the old adage of "the calm before the storm" is perhaps more applicable. Whichever way your pleasure tends, current market activity does seemingly resemble an eerie calm. Our greatest worries derive from excessive, system-wide leverage piled atop a network of derivative-oriented counterparty risk, especially given that some less experienced market players are conspicuous in their use of leverage to juice returns amid low interest rates and low volatility in order to fulfill their own unrealistic expectations. Mark Turner, chief investment officer of Pentagram Investment Partners, a Boston hedge fund, was quoted in the pages of Barron's recently suggesting that certain folks were "picking up pennies in front of a steam-roller." Our concern, really, is not the existence of these penny-pickers (they're endemic); it's that these penny-pickers are actually leveraged 5:1 so they can make a nickel.

With valuations running high, and the price of risk low, the amount of risk embedded in the markets is substantial and despite any and all efforts to diversify away such risk, the fact remains that it ultimately must reside somewhere. It's not often that the Fed is able to ease on the brakes without someone flying through the windshield. We remain in no way convinced that a substantial dislocation is imminent; let's just say that we do not have to think long and hard about how and why it could conceivably occur. Having no special claim of insight on the world or markets, we welcome your input as always.

Sincerely,



Anne Casscells
Chief Investment Officer